Global X NASDAQ 500 ETF (QQQV)

Global X NASDAQ 400 Mid Cap ETF (QQQM)

each a series of the

Global X Funds

Supplement dated September 21, 2012

to the Prospectus and Statement of Additional Information (“SAI”)

each dated December 5, 2011

The Board of Trustees of the Global X Funds Trust (“Trust”), based upon the recommendation of Global X Management Company, LLC (“Adviser”), the Trust’s adviser, on September 20, 2012, determined to liquidate and terminate the Global X NASDAQ 500 ETF and Global X NASDAQ 400 Mid Cap ETF (the “Funds”).  Due to the Funds’ low levels of assets and the expectation that the assets of the Funds will not grow sufficiently in the foreseeable future, the Adviser believes that it is in the best interest of the Funds and their shareholders for the Funds’ business and operations not to continue. After considering all of the information presented to the Board, the Board concluded that it would be in the best interests of the Funds and their shareholders to liquidate and terminate the Funds.  As of the close of regular trading on the NASDAQ on October 18, 2012 (“Closing Date”), the shares of the Funds will cease trading on the NASDAQ and will be closed to purchases by investors.

Shareholders may sell their holdings in the Funds prior to the Closing Date and customary brokerage charges may apply to these transactions.  However, from October 19, 2012, through October 26, 2012 (“Liquidation Date”), shareholders only may be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Funds’ shares during this time period.  Prior to the Closing Date, the Funds will be in the process of winding up their operations in an orderly fashion and liquidating their portfolios.  This necessary process will result in the Funds not tracking their underlying indexes and increasing their cash holdings, which may not be consistent with the Funds’ investment objective and strategy.

On or about the Liquidation Date, the Funds will liquidate their assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed their shares.  These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any.  Once the distributions are complete, the Funds will terminate. The Adviser will bear all fees and expenses that may be incurred in connection with the liquidation of the Funds and the distribution of cash proceeds to investors in the Funds, other than brokerage fees and expenses.

For more information, please contact the Funds at 1-888-493-8631.

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